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                                                                    EXHIBIT 99.2

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                       DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                Page 1 of 3
                                                                        Statement Number:           25
                                                                                            ----------
Chapter 11                                                           For the Period FROM:    11/1/2003
                                                                                            ----------
Case No. LA 01-44828-SB (Administratively Consolidated with                           TO:   11/30/2003
                                                                                            ----------
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)                       Collateral        Concentration
                                                                 Account            Account
                                                              --------------    --------------
Balance before Statement #1                                   $   268,333.21         65,956.21
                                                              --------------    --------------
A.  Total Receipts per all Prior Interim Statements             4,670,621.83      3,439,466.40
                                                              --------------    --------------
B.  Less:  Total Disbursements per all Prior Statements         3,645,903.55      3,500,889.30
                                                              --------------    --------------
C.  Beginning Balance                                         $ 1,293,051.49          4,533.31
                                                              --------------    --------------
D.  Receipts during Current Period
      Description

           11/3/2003     Wire Transfer                                          $    40,000.00
          11/10/2003     Wire Transfer                                          $    36,000.00
          11/13/2003     Tanya Miller                                           $     1,200.00
          11/18/2003     AB Filmindustri                      $     1,216.18
          11/18/2003     USI Insurance                        $    10,406.00
          11/18/2003     Kaiser Communications                $       535.36
          11/25/2003     Wire Transfer                                          $    28,000.00
          11/28/2003     interest                             $       681.87

      TOTAL RECEIPTS THIS PERIOD                                   12,839.41        105,200.00         -            -
                                                              --------------    --------------     -----        -----
E.  Balance Available (C plus D)                              $ 1,305,890.90        109,733.31     $   -        $   -
                                                              ==============    ==============     =====        =====

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 25            Page 2 of 3

F. Less: Disbursements during Current Period:

  Date        Check No.               Payee/Purpose
----------    ---------    ---------------------------------
11/3/2003                  Wire Transfer                         $   40,000.00
11/4/2003     37803        Bonded Services, Inc                                     $   6,264.15
11/4/2003     37804        Bowne of Los Angeles, Inc                                $     468.00
11/4/2003     37805        Marathon Services, Inc                                   $     259.80
11/4/2003     37806        Qwest Communications                                     $      38.98
11/4/2003     37807        SBC                                                      $      45.60
11/4/2003     37808        United States Trustee                                    $     250.00
11/4/2003     37809        United States Trustee                                    $     250.00
11/4/2003     37810        United States Trustee                                    $     250.00
11/4/2003     37811        United States Trustee                                    $   3,750.00
11/4/2003     37812        United States Trustee                                    $     250.00
11/4/2003     37813        United States Trustee                                    $     250.00
11/4/2003     37814        United States Trustee                                    $     250.00
11/4/2003     37815        United States Trustee                                    $     250.00
11/4/2003     37816        United States Trustee                                    $     250.00
11/7/2003     37817        Paul, Hastings, Janofsky, & Walke                        $   4,962.15
11/7/2003                  ADP Fees                                                 $     107.98
11/10/2003                 Wire Transfer                         $   36,000.00
11/12/2003                 ADP Taxes                                                $   6,680.93
11/13/2003    8030         Payroll                                                  $     980.58
11/13/2003    8031         Payroll                                                  $   8,947.00
11/13/2003    8032         Payroll                                                  $   2,536.49
11/13/2003    8033         Payroll                                                  $   2,318.65
11/14/2003                 ADP Fees                                                 $      30.00
11/17/2003    37818        Blue Shield of California                                $     316.00
11/17/2003    37819        Clumeck,Stern,Phillips&Schenkelbu                        $   2,898.75
11/17/2003    37820        Health Net                                               $   2,187.92
11/17/2003    37821        Recall                                                   $     551.69
11/21/2003                 ADP Fees                                                 $      90.49
11/25/2003                 ADP Taxes                                                $   6,502.10
11/25/2003                 Wire Transfer                         $   28,000.00
11/25/2003    37822        SBC                                                      $     263.42
11/25/2003    37823        Federal Express                                          $      45.71
11/25/2003    37824        Cash                                                     $     500.00
11/25/2003    37825        Hodes Parking                                            $     360.00
11/25/2003    37826        Property Management Associates, I                        $   2,000.00
11/26/2003    8034         Payroll                                                  $     980.59
11/26/2003    8035         Payroll                                                  $   9,028.37
11/26/2003    8036         Payroll                                                  $   1,332.84
11/26/2003    8037         Payroll                                                  $   2,318.65

      TOTAL DISBURSEMENTS THIS PERIOD:                              104,000.00         68,766.84               -          -
                                                                 -------------      ------------           -----      -----
G.  Ending Balance (E less F)                                    $1,201,890.90         40,966.47           $   -      $   -
                                                                 =============      ============           =====      =====

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 25            Page 3 of 3

H.   (1)  Collateral Account:
          a)  Depository Name and Location:     Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                     323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:     Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                     1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account    1891215236      $     1,000.00
Bank of Scotland - Pinocchio                3506258      $ 1,017,754.43   Pound Sterling Time Deposit
Bank of Scotland - Basil                    3506581      $   204,559.82   Pound Sterling Time Deposit (KL' s interest is 50%)
Allied Pinocchio                           10747301              920.11   Pound Sterling
Freeway\Kushner-Locke                    323-509487      $       255.95
Edge Entertainment                       1891152710      $       444.92
European Films LTD                       1890563818      $     7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture                             178-71491-7  $   17,590.70
    BLT Venture                          16-524173-1101  $       25.58
    KL MDP Sensation                         60-066-930  $   17,724.61
    KL\7 Venture                           1890-69-6360  $   11,926.16
    Denial Venture                         1890-69-6501  $   42,249.83
    Cracker LLC                            1891-04-1665  $    1,000.00
    Swing                                    323-518095  $    6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                  /s/ Alice Neuhauser
                                                  -----------------------------
                                                  Debtor in Possession